UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 22, 2012

Cimarex Energy Co.

(Exact name of registrant as specified in charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1700 Lincoln Street, Suite 1800
Denver, Colorado 80203-45182
(Address of principal executive offices, including zip code)

(303) 295-3995
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                   Entry Into a Material Definitive Agreement.

On March 22, 2012, Cimarex Energy Co. (the “Company”) and certain of its subsidiaries entered into an Underwriting Agreement with J.P. Morgan Securities LLC as representative and on behalf of the several underwriters listed therein (collectively, the “Underwriters”), in connection with the offer and sale by the Company of an aggregate principal amount of $750 million of 5 7/8% Senior Notes due 2022 (the “2022 Notes”).  The Company intends to use a portion of the net proceeds of the offering of the 2022 Notes to fund its pending tender offer and consent solicitation for all of its outstanding $350.0 million in aggregate principal amount of 7 1/8% Senior Notes due 2017 (the “2017 Notes”) and to redeem any of such outstanding 2017 Notes not acquired in the tender offer.  The Company intends to use the remaining net proceeds for general corporate purposes, including reducing the borrowings under its revolving credit facility.

The sale of the 2022 Notes is being made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-162051) (the “Registration Statement”) and the prospectus supplement, dated March 22, 2012, to the prospectus contained therein dated September 22, 2009.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, and customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, other obligations of the parties and termination provisions.  The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein and is to be incorporated by reference in its entirety into the Registration Statement.

Item 7.01              Regulation FD Disclosure.

On March 22, 2012, the Company issued a press release announcing the pricing of the registered public offering of the 2022 Notes. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K under this heading, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 9.01                   Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement dated March 22, 2012, by and among Cimarex Energy Co., certain subsidiary guarantors and J.P. Morgan Securities LLC, as representative of the several underwriters.
99.1	Press Release announcing the pricing of notes by Cimarex Energy Co. on March 22, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.

Dated: March 23, 2012	By:	/s/ Paul Korus
Paul Korus
Senior Vice President, Chief Financial
Officer